SUBSIDIARIES OF THE REGISTRANT

Entity Name	Jurisdiction of Formation
Accelerator Studio LLC	Delaware
Air Manufacturing Innovation Vietnam LLC	Vietnam
All Star C.V.	Netherlands
American Converse S.L.U.	Spain
American NIKE S.L.U.	Spain
A.S. Roma Merchandising S.R.L.	Italy
BRS NIKE Taiwan Inc.	Taiwan
Converse (Asia Pacific) Limited	Hong Kong
Converse Canada Corp.	Canada
Converse Canada Holding B.V.	Netherlands
Converse Deutschland GmbH	Germany
Converse Europe Limited	United Kingdom
Converse Footwear Technical Service (Zhongshan) Co., Ltd.	People’s Republic of China
Converse France S.A.S.	France
Converse Hong Kong Holding Company Limited	Hong Kong
Converse Hong Kong Limited	Hong Kong
Converse Inc.	Delaware
Converse Korea LLC	South Korea
Converse Netherlands B.V.	Netherlands
Converse Retail B.V.	Netherlands
Converse Retail GmbH	Austria
Converse Retail Italy S.r.l.	Italy
Converse Retail (UK) Limited	United Kingdom
Converse Sporting Goods (China) Co., Ltd.	People’s Republic of China
Converse Trading Company B.V.	Netherlands
F.C. Internazionale Merchandising s.r.l.	Italy
French Football Merchandising S.A.S.	France
Hurley 999, S.L.U.	Spain
Hurley Australia Pty. Ltd.	Australia
Hurley International LLC	Oregon
Hurley Phantom C.V.	Netherlands
LATAM Comercio de Productos Esportivos Ltda.	Brazil
NIKE 360 Holding B.V.	Netherlands
NIKE 360 Jordan with Limited Liability	Jordan
NIKE Air Ace B.V.	Netherlands
NIKE Air Force LP	Canada
NIKE Alpha Force LLC	Delaware
NIKE Amplify LLC	Delaware
NIKE Argentina S.R.L.	Argentina
NIKE Asia Holding B.V.	Netherlands
NIKE Australia Pty. Ltd.	Australia
NIKE Barcelona Merchandising S.L.U	Spain
NIKE Canada Corp.	Canada
NIKE Canada Holding B.V.	Netherlands
NIKE Chelsea Merchandising Limited	United Kingdom
NIKE Chile B.V.	Netherlands
NIKE China Holding HK Limited	Hong Kong
NIKE Codrus Coöperatief U.A.	Netherlands

Entity Name	Jurisdiction of Formation
NIKE Commercial (China) Co., Ltd.	People’s Republic of China
NIKE CR d.o.o	Croatia
NIKE Czech s.r.o.	Czech Republic
NIKE de Chile Ltda.	Chile
NIKE de Mexico, S. de R.L. de C.V.	Mexico
NIKE Denmark ApS	Denmark
NIKE Deutschland GmbH	Germany
NIKE do Brasil Comercio e Participacoes Ltda.	Brazil
NIKE Europe Holding B.V.	Netherlands
NIKE European Operations Netherlands B.V.	Netherlands
NIKE Finance Ltd.	Bermuda
NIKE Finland OY	Finland
NIKE Flight B.V.	Netherlands
NIKE France S.A.S.	France
NIKE Fuel B.V.	Netherlands
NIKE Galaxy Holding B.V.	Netherlands
NIKE Gesellschaft m.b.H.	Austria
NIKE Global Holding B.V.	Netherlands
NIKE GLOBAL SERVICES PTE. LTD.	Singapore
NIKE Global Trading B.V.	Netherlands
NIKE GLOBAL TRADING PTE. LTD.	Singapore
NIKE Group Holding B.V.	Netherlands
NIKE Hellas EPE	Greece
NIKE Holding, LLC	Delaware
NIKE Hong Kong Limited	Hong Kong
NIKE Hungary LLC	Hungary
NIKE IHM, Inc.	Missouri
NIKE India Holding B.V.	Netherlands
NIKE India Private Limited	India
NIKE Innovate C.V.	Netherlands
NIKE International Holding B.V.	Netherlands
NIKE International Holding, Inc.	Delaware
NIKE International LLC	Delaware
NIKE International Ltd.	Bermuda
NIKE Israel Ltd.	Israel
NIKE Italy S.R.L.	Italy
NIKE Japan Corp.	Japan
NIKE Japan Group LLC	Japan
NIKE Korea LLC	South Korea
NIKE Laser Holding B.V.	Netherlands
NIKE Licenciamentos Ltda.	Brazil
NIKE Logistics Yugen Kaisha	Japan
NIKE Magista, Inc.	Delaware
NIKE Mercurial Corp.	Delaware
NIKE Mercurial Hong Kong Limited	Hong Kong
NIKE Mercurial I Limited	United Kingdom
NIKE Mexico Holdings, LLC	Delaware
NIKE New Zealand Company	New Zealand
NIKE Norway AS	Norway
NIKE NZ Holding B.V.	Netherlands

Entity Name	Jurisdiction of Formation
NIKE Offshore Holding B.V.	Netherlands
NIKE Panama S. de R.L.	Panama
NIKE Philippines, Inc.	Philippines
NIKE Poland Sp. z o.o.	Poland
NIKE Retail B.V.	Netherlands
NIKE Retail Hellas Ltd.	Greece
NIKE Retail Israel Ltd.	Israel
NIKE Retail LLC	Russia
NIKE Retail Poland Sp. z o.o.	Poland
NIKE Retail Services, Inc.	Oregon
NIKE Retail Turkey	Turkey
NIKE Roshe, Inc.	Delaware
NIKE Russia LLC	Russia
NIKE SALES (MALAYSIA) SDN. BHD.	Malaysia
NIKE Shox Ltd.	Israel
NIKE SINGAPORE PTE. LTD.	Singapore
NIKE Slovakia s.r.o.	Slovakia
NIKE Sourcing India Private Limited	India
NIKE Sourcing (Guangzhou) Co., Ltd.	People’s Republic of China
NIKE South Africa (Proprietary) Limited	South Africa
NIKE South Africa Holdings LLC	Delaware
NIKE Spiridon, Inc.	Delaware
NIKE Sports (China) Company, Ltd.	People’s Republic of China
NIKE Sweden AB	Sweden
NIKE Swift B.V.	Netherlands
NIKE (Switzerland) GmbH	Switzerland
NIKE Taiwan Limited	Taiwan
NIKE Tempo LLC	Delaware
NIKE Terra LLC	Delaware
NIKE (Thailand) Limited	Thailand
NIKE TN, Inc.	Oregon
NIKE Trading Company B.V.	Netherlands
NIKE UK Holding B.V.	Netherlands
NIKE (UK) Limited	United Kingdom
NIKE USA, Inc.	Oregon
NIKE Vapor Ltd.	United Kingdom
NIKE Victory Cooperatief U.A.	Netherlands
NIKE Vietnam Limited Liability Company	Vietnam
NIKE Vision, Timing and Techlab, LP	Texas
NIKE Vomero Cooperatief U.A.	Netherlands
NIKE Wholesale LLC	Slovenia
North West Merchandising Limited	United Kingdom
PT Hurley Indonesia	Indonesia
PT NIKE Indonesia	Indonesia
Triax Insurance, Inc.	Hawaii
Twin Dragons Global Limited	Hong Kong
Twin Dragons Holding B.V.	Netherlands
York64 LLC	Delaware
Yugen Kaisha Hurley Japan	Japan